UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 8, 2005

New Skies Satellites Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-32495	98-0439657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-1443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On August 24, 2005, New Skies Satellites B.V. (“New Skies”) entered into an agreement (the “Share Purchase Agreement”) to sell all of the outstanding shares of its Australian subsidiary, New Skies Networks PTY Limited (“NSN”) to Multiemedia Limited, a provider of technology and communications services based in Australia (“Multiemedia”).  NSN owns and operates two teleports in Adelaide and Perth, Australia.  New Skies is the operating subsidiary of New Skies Satellites Holdings Ltd. (the “Company”).

Parties to the Share Purchase Agreement include NSN, New Skies Networks Australia PTY Limited (the direct parent of NSN),  New Skies, NSN Holdings PTY Ltd. and Multiemedia.  Under the terms of the Share Purchase Agreement, Multiemedia paid a total purchase price of $10 million; a $1.5 million deposit was paid on signing, $1.0 million was paid on November 1, 2005 and the remaining $7.5 million was paid at closing.  The Share Purchase Agreement contains customary warranties and indemnities made by the parties to each other.  As part of the transaction, New Skies will purchase certain teleport services from Multiemedia and Multiemedia will purchase additional satellite capacity on New Skies’ NSS-6 satellite, subject to the availability of such capacity.  Multiemedia is currently a customer of New Skies through its NewSat satellite services division.  The transaction was completed on November 8, 2005.

The description of the Share Purchase Agreement above does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement attached hereto as Exhibit 99.2 and incorporated herein by reference.

Attached as Exhibit 99.1 hereto and incorporated herein by reference in its entirety is the press release issued by the Company on November 8, 2005 announcing the completion of the transaction.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press Release of the Company dated November 8, 2005.

99.2

Share Purchase Agreement, dated as of August 24, 2005, by and among New Skies Networks PTY Limited, New Skies Networks Australia PTY Limited, New Skies Satellites B.V., NSN Holdings PTY Ltd. and Multiemedia Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Skies Satellites Holdings Ltd.

Date:	November 14, 2005
		By:	/s/ Thai E. Rubin
Name: Thai E. Rubin
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated November 8, 2005.

99.2

Share Purchase Agreement, dated as of August 24, 2005, by and among New Skies Networks PTY Limited, New Skies Networks Australia PTY Limited, New Skies Satellites B.V., NSN Holdings PTY Ltd. and Multiemedia Limited.